                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                            Current Report Pursuant
                         To Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): August 18, 1998

                       U.S. DIGITAL COMMUNICATIONS, INC.

             (Exact Name of Registrant as Specified in its Charter)


                                     Nevada
                 (State or Other Jurisdiction of Incorporation)


       0-21225                                          88-0101953
(Commission File Number)                   (I.R.S. Employer Identification No.)


                2 Wisconsin Circle, Chevy Chase, Maryland  20815
          (Address of Principal Executive Offices, Including Zip Code)


                                 (301) 961-1540
              (Registrant's Telephone Number, Including Area Code)

ITEM 5.   OTHER EVENTS.

     The following report contains forward looking statements which involve uncertainties, including financial projections for the fiscal year ending December 31, 1998, and the filing of periodic reports. The words "anticipates," "will," "intends," "projected" "expects" and similar expressions are intended to identify forward looking statements. These forward looking statements involve uncertainties, and the Company's actual results could differ materially from those anticipated as a result of a variety of factors.

     On June 1, 1998, the Registrant engaged Arthur Andersen LLP (the "Independent Auditor") to perform an audit of its consolidated balance sheet for the fiscal year ended December 31, 1997. Registrant and Independent Auditor are in the process of completing the audit. Shortly after the audit has been completed, the Registrant intends to file its Form 10-K for the fiscal year ended December 31, 1997, and Forms 10-Q for the quarters ended March 31 and June 30, 1998.

     It has come to Registrant's attention that Heysek Research Corp. has issued a report in which it purports to project earnings for Registrant in 1998, 1999, and 2000. It is Registrant's policy not to project earnings. Registrant accepts no responsibility for the report or the projections given by Heysek Research Corp. In fact, based upon a review of its unaudited financial statements, Registrant expects to report a net loss from its operations for its fiscal year ended December 31, 1997. Moreover, Registrant expects to report net losses from its operations for the quarters ended March 31 and June 30, 1998.

     On May 6, 1998 Registrant announced that it signed a letter of intent to acquire EuroTelecom Communications, Inc. ("EUTC"). In that announcement, Registrant referred to unaudited earnings of EUTC's "family" of companies. The "family" of companies include companies that do business with EUTC, and which EUTC at that time planned to acquire as part of the transaction in which it would be acquired by or merged with Registrant. Registrant and EUTC have mutually rescinded their letter of intent, and have agreed to renegotiate and
restructure the proposed acquisition.   Registrant's due diligence is
continuing. However, Registrant has not yet received detailed financial and other information concerning EUTC and other companies referred to in the May 6, 1998 announcement. Registrant's Chief Operating Officer, Edward Kopf, was quoted on August 18, 1998 in an announcement by Wall Street West Communications, as to the timing and probability of Registrant acquiring EUTC. All such quotes should be understood in the context of the statements made herein. Registrant and EUTC have not agreed upon specific terms for an acquisition transaction, and do not have any binding contract. There can be no assurance that any agreement between Registrant and EUTC will ever be entered into or concluded. Any suggestion to the contrary in the announcement by Wall Street West Communications is incorrect.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

          4.1  Form of Specimen Certificate for Series A Preferred Stock.

          4.2 Certificate of Designations, Preferences and Privileges of the Series A Preferred Stock of the Registrant.

          4.3  Form of Warrant to Purchase Common Stock of the Registrant.

ITEM 9.   SALES OF EQUITY SECURITIES PURSUANT TO REGULATIONS S.

     The Registrant has recently completed an offering of its Series A Preferred Stock pursuant to Regulation S of the Securities Act of 1933, as amended. From December 16, 1996 to July 6, 1998, the Registrant sold an aggregate of 4,338,832 shares of Series A Preferred Stock and warrants to purchase an aggregate of 2,169,416 shares of Common Stock for a total offering price of $6,508,248, less approximately $758,520 in placement agent fees. The placement agent for the sales of the Series A Preferred Stock was WINCAP, LTD. All sales of the Series A Preferred Stock were sold to qualified investors outside the United States. The following table sets forth the date of each sale, the number of shares of Series A Preferred Stock sold and the number of warrants to purchase shares of Common Stock sold.

                                                WARRANTS TO
                            SHARES OF SERIES     PURCHASE         TOTAL
                              A PREFERRED      COMMON STOCK   CONSIDERATION
    DATE OF SALE               STOCK (#)            (#)            ($)
---------------------       ----------------   ------------   -------------
January 6, 1997                   12,500           6,250           18,750

January 6, 1997                   20,000          10,000           30,000

January 7, 1997                  135,000          67,500          202,500

January 8, 1997                   70,000          35,000          105,000

January 8, 1997                  200,000         100,000          300,000

January 9, 1997                1,036,000         518,000        1,554,000

January 14, 1997                 100,000          50,000          150,000

January 17, 1997                  66,666          33,333           99,999

January 23, 1997                  66,666          33,333           99,999

January 31, 1997                  70,000          35,000          105,000

                                                WARRANTS TO
                            SHARES OF SERIES     PURCHASE         TOTAL
                              A PREFERRED      COMMON STOCK   CONSIDERATION
    DATE OF SALE               STOCK (#)            (#)            ($)
---------------------       ----------------   ------------   -------------
February 1, 1997                  70,000          35,000          105,000

February 19, 1997                185,000          92,500          277,500

September 23, 1997                30,000          15,000           45,000

September 24, 1997                10,000           5,000           15,000

September 24, 1997                20,000          10,000           30,000

September 30, 1997               143,400          71,700          215,100

October 3, 1997                  127,000          63,500          190,500

October 6, 1997                   60,000          30,000           90,000

November 3, 1997                  60,000          30,000           90,000

December 23, 1997                400,000         200,000          600,000

December 23, 1997                 80,000          40,000          120,000

December 23, 1997                 40,000          20,000           60,000

February 24, 1998                 20,000          10,000           30,000

May 18, 1998                     400,000         200,000          600,000

June 1, 1998                     300,000         150,000          450,000

June 3, 1998                     300,000         150,000          450,000

June 15, 1998                    140,000          70,000          210,000

July 1, 1998                      44,000          22,000           66,000

July 6, 1998                     132,600          66,300          198,900

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                              U.S. DIGITAL COMMUNICATIONS, INC.


Date: August 20, 1998
                              By:    /s/ Robert J. Wussler
                                 ----------------------------------
                              Name:  Robert J. Wussler
                              Title: Chairman